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                                                                  Exhibit 10.8.2

                            Amendment No. 1 to the

              LogicVision, Inc. 2000 Employee Stock Purchase Plan

     Effective August 18, 2001, the LogicVision, Inc. 2000 Employee Stock Purchase Plan (the "Plan") is hereby amended as follows:

1. The number "2001" is substituted with the number "2002" wherever it appears in Sections 4(a), 4(b) and 14(a) of the Plan.

2. The second paragraph in Section 2(h) of the Plan is substituted with the following:

        "The foregoing notwithstanding, `Eligible Employee' shall not include
        (i) any individual whose participation in the Plan is prohibited by the law of any country which has jurisdiction over him or her; or (ii) any individual who is subject to a collective bargaining agreement that does not provide for participation in the Plan; or (iii) any individual who is not on the W-2 Payroll of a Participating Company. If during any period, a Participating Company has not treated an individual as an employee and, for that reason, has not withheld income or employment taxes with respect to that individual, then that individual shall not be an Eligible Employee for that period, even if the individual is determined, currently or retroactively, to have been an employee for income or employment tax purposes during all or any portion of that period."

3.  The following defined term shall be added to the end of Section 2 of the
    Plan:

          "(t)  'W-2 Payroll' means whatever mechanism or procedure that a
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        Participating Company uses to pay any individual which results in the issuance of Form W-2 to the individual. `W-2 Payroll' does not include any mechanism or procedure which results in the issuance of any form other than a Form W-2 to an individual, including, but not limited to, any Form 1099 which may be issued to an independent contractor, an agency employee or a consultant. Whether a mechanism or procedure qualifies as a `W-2 Payroll' shall be determined in the absolute discretion of the Participating Company, and the Participating Company's determination shall be conclusive and binding on all persons."

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     To record the adoption of this Amendment to the Plan by the Board of
Directors as of August 18, 2001, the Company has caused its authorized officer to execute the same.

                                          LOGICVISION, INC.

                                          By /s/ Vinod K. Agarwal
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                                             Vinod K. Agarwal

                                          As its Chief Executive Officer
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